UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Canada	001-38783	98-1007671
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

4700-80th Street

Delta, British Columbia Canada

V4K 3N3

(Address of Principal Executive Offices)

(604) 940-6012

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 24, 2022, Village Farms International, Inc. (the “Company” or “Village Farms”) held its Annual and Special Meeting of Shareholders. For more information about the proposals set forth below, please see the Company’s Definitive Proxy Statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) on April 19, 2022.

Proposal No. 1: The election of the Board of Directors to serve until the 2023 Annual Meeting of Shareholders or until their successors are elected or appointed, received the following votes:

Nominee	Votes For	% For	Votes Withheld	% Withheld
Michael A. DeGiglio	29,253,775	91.80%	2,613,769	8.20%
John P. Henry	30,091,949	94.43%	1,775,595	5.57%
David Holewinski	30,002,558	94.15%	1,864,986	5.85%
John R. McLernon	29,032,996	91.11%	2,834,548	8.89%
Stephen C. Ruffini	29,399,501	92.26%	2,468,043	7.74%
Christopher C. Woodward	26,964,813	84.62%	4,902,731	15.38%

Proposal No. 2: The approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis, received the following votes:

Votes For	% For	Votes Withheld	% Withheld	Invalid
30,076,464	94.41%	1,780,487	5.59%	10,593

Proposal No. 3: The determination of the frequency of shareholder approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis, received the following votes:

1 Year	% of Voted	2 Years	% of Voted	3 Years	% of Voted	Abstain	% of Voted
31,216,837	99.74%	79,877	0.26%	135,578	62.93%	662,765	83.02%

After consideration of the above voting results and other factors, the Company’s board of directors has determined that the Company will hold future non-binding, advisory votes of shareholders to approve the compensation of the named executive officers on an annual basis until the next non-binding shareholder vote on the frequency of shareholder votes on executive compensation, or until the Company’s board of directors otherwise determines a different frequency for such non-binding votes.

Proposal No. 4: The re-appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and the authorization of the Board of Directors of the Company to fix their remuneration, received the following votes:

Votes For	% For	Votes Against	% Against
43,710,157	99.73%	119,584	0.27%

Proposal No. 5: The approval of the continuance of the Company under the Business Corporations Act (Ontario), received the following votes:

Votes For	% For	Votes Against	% Against
24,932,035	78.24%	6,935,509	21.76%

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2022

Village Farms International, Inc.

By:	/s/ Stephen C. Ruffini
Name:	Stephen C. Ruffini
Title:	Executive Vice President and Chief Financial Officer